UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

As previously announced, ADESA, Inc. (NYSE: KAR), will hold its second annual Analyst Meeting at its Carmel, Indiana headquarters on Thursday, June 1, 2006. The event, which will begin at 9:00 a.m. local time, will feature presentations by ADESA’s senior management and will also be Webcast. Interested parties may access the Webcast of the meeting via the investor relations section of the company’s Web site, www.adesainc.com. The Webcast will also be archived on the ADESA Web site. ADESA issued a press release announcing the analyst meeting and related Webcast on March 23, 2006.

The presentation visuals for the June 1, 2006 Analyst Meeting and Webcast are attached to this Current Report on Form 8-K as Exhibits 99.1 through 99.6 and are incorporated herein by reference in their entirety.

The information is being furnished pursuant to Item 7.01, “Regulation FD Disclosure.”  This information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Analyst Meeting Presentation – Industry Overview

99.2	Analyst Meeting Presentation – Corporate Overview

99.3	Analyst Meeting Presentation – Auction Services Group/Used Vehicle Auctions

99.4	Analyst Meeting Presentation – Auction Services Group/Salvage Operations

99.5	Analyst Meeting Presentation – Dealer Services Group/Automotive Finance Corporation

99.6	Analyst Meeting Presentation – Sales and Marketing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 1, 2006	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President, Chief
Financial Officer and President of Dealer Services Group